--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                                    /s/Ralph L. Schlosstein
-------------------                                     -----------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:


                                ------------------------------------------------------------------
                                6/30/98       12/31/97        CHANGE          HIGH          LOW
                                ------------------------------------------------------------------
  STOCK PRICE                   $11.0625      $11.0000         0.57%        $11.3125      $10.5625
--------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $11.15        $11.20          (0.45%)       $11.33        $11.06
--------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
    SECTOR                                     JUNE 30, 1998   DECEMBER 31, 1997
--------------------------------------------------------------------------------
    City, County and State                           28%               28%
--------------------------------------------------------------------------------
    Hospital                                         17%               17%
--------------------------------------------------------------------------------
    Water & Sewer                                    15%               15%
--------------------------------------------------------------------------------
    Utility/Power                                    11%               11%
--------------------------------------------------------------------------------
    Tax Revenue                                       8%                8%
--------------------------------------------------------------------------------
    Lease Revenue                                     6%                6%
--------------------------------------------------------------------------------
    Education                                         5%                5%
--------------------------------------------------------------------------------
    Miscellaneous Revenue                             4%                4%
--------------------------------------------------------------------------------
    Housing                                           3%                3%
--------------------------------------------------------------------------------
    Transportation                                    3%                3%
--------------------------------------------------------------------------------


      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                     /s/Kevin Klingert
--------------------                     -----------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      February 20, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                              $11.0625
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                  $11.15
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 ($11.0625)1:           5.65%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                 $ 0.05208
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:              $ 0.62496
--------------------------------------------------------------------------------


----------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Dividend is not constant and is subject to change.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                           OPTION
            AMOUNT                                                                              CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS**    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.7%
                     ALABAMA--1.1%
   AAA     $ 3,000   Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA ..........................         NA       $ 3,182,070
                                                                                                           -----------
                     ARIZONA--1.6%
   AAA       4,180   University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA ...   7/02 at 102      4,526,940
                                                                                                           -----------
                     CALIFORNIA--10.3%
                     California St., G.0., FGIC,
   AAA       4,355      6.80%, 11/01/04+ ................................................       NA           5,057,592
   AAA         145      6.80%, 11/01/10 .................................................  11/04 at 102        166,896
   AAA       3,400   California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC ..................       NA           3,807,626
   AAA       6,100   Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ....................  No Opt. Call      6,577,386
   AAA       3,500   Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ......................   7/01 at 101      3,749,480
   AAA       3,065   Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ............  No Opt. Call      3,489,962
   AAA       3,000   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00+, AMBAC ........       NA           3,220,410
   AAA       3,500   Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC .........  11/02 at 102      3,813,215
                                                                                                           -----------
                                                                                                            29,882,567
                                                                                                           -----------
                     DISTRICT OF COLUMBIA--1.3%
   AAA       3,500   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA .........       NA           3,747,310
                                                                                                           -----------
                     FLORIDA--9.2%
   AAA      10,750   Broward Cnty. Sch. Bd., 6.50%, 7/01/02+, AMBAC .....................       NA          11,885,200
   AAA      12,195   Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ...............  10/02 at 102     13,473,280
   AAA       1,000   Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ...............  10/02 at 102      1,100,560
                                                                                                           -----------
                                                                                                            26,459,040
                                                                                                           -----------
                     GEORGIA--2.6%
   AAA       5,000   Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ................   7/02 at 102      5,441,450
   AAA       2,000   Macon-Bibb Cnty. Hosp. Auth. Rev., Georgia Med. Ctr.,
                        6.75%, 8/01/99+, FGIC ...........................................       NA           2,101,760
                                                                                                           -----------
                                                                                                             7,543,210
                                                                                                           -----------
                     ILLINOIS--13.3%
   AAA       3,215   Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA                  No Opt. Call      1,479,189
                     Cook Cnty., G.O., MBIA,
   AAA       7,000      6.50%, 11/15/02+ ................................................       NA           7,775,180
   AAA       4,500      7.00%, 11/01/00+ ................................................       NA           4,877,955
   AAA       5,000   Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC .................       NA           5,382,700
   AAA       5,000   ILLINOIS EDL. FAC. AUTH. REV., 4.125%++, 7/01/13, FGIC .............   7/03 AT 102      5,352,500
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA       3,000      Ser. A, 6.75%, 1/01/10 ..........................................   1/00 at 102      3,162,330
   AAA       1,750      Ser. C, 6.75%, 1/01/10 ..........................................   1/00 at 102      1,844,693
   AAA       7,980   Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC .........   9/01 at 100      8,388,017
                                                                                                            ----------
                                                                                                            38,262,564
                                                                                                            ----------
                     INDIANA--3.1%
   AAA       1,340   Columbus Sch. Bd., 6.625%, Ser. A, 7/01/11, AMBAC ..................   7/02 at 102      1,468,372
   AAA       3,750   Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA .....   1/02 at 102      4,063,125
   AAA       3,000   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp.,
                        6.65%, 5/01/02+, MBIA ...........................................       NA           3,291,150
                                                                                                            ----------
                                                                                                             8,822,647
                                                                                                            ----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                           OPTION
            AMOUNT                                                                              CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS**    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--6.6%
   AAA     $14,385   Louisiana St., G.O., Ser. A, AMBAC, 6.50%, 5/01/02+ ...............          NA      $ 15,801,779
   AAA       2,905   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ...............          NA         3,177,199
                                                                                                          ------------
                                                                                                            18,978,978
                                                                                                          ------------
                     MASSACHUSETTS--16.1%
   AAA       2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC .......................    7/02 at 102      2,287,656
                     Massachusetts St. Hlth. &Edl. Fac. Auth. Rev.,
   AAA       2,000      Ser. C, 6.50%, 7/01/10, FGIC ...................................    7/02 at 102      2,177,960
   AAA       5,000      Ser. D, 6.50%, 7/01/10, MBIA ...................................    7/02 at 102      5,444,900
   AAA       3,250      Ser. C, 7.25%, 7/01/10, MBIA ...................................    7/00 at 102      3,490,338
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA       5,000      Ser. H, 6.75%, 11/15/12 ........................................   11/03 AT 102      5,418,950
   AAA       5,500      Residential Dev., Ser. A, 6.875%, 11/15/11 .....................    5/02 at 102      5,948,250
   AAA         600      Residential Dev., Ser. C, 6.875%, 11/15/11 .....................    5/02 at 102        651,102
                     Massachusetts St., G.O.,
   AAA       2,350      Ser. D, 6.00%, 7/01/01+, MBIA                                             NA         2,470,188
   AAA       7,865      Ser. C, 6.70%, 11/01/04+, FGIC                                            NA         9,006,290
   AAA         780      Ser. C, 6.75%, 8/01/01+, AMBAC                                            NA           855,161
   AAA         440      Ser. C, 6.75%, 8/01/09, AMBAC ..................................    8/01 at 102        477,461
   AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ........   11/02 at 102      8,296,099
                                                                                                          ------------
                                                                                                            46,524,355
                                                                                                          ------------
                     MICHIGAN--3.9%
   AAA       2,375   Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01+, FGIC ...          NA         2,555,666
                     Michigan Mun. Bd. Auth. Rev.,
   AAA         900      Ser. A, 6.50%, 11/01/12, MBIA ..................................   11/02 at 102        988,074
   AAA       2,040      6.45%, 11/01/07, AMBAC .........................................   11/04 at 102      2,287,166
   AAA       2,050      6.65%, 11/01/09, AMBAC .........................................   11/04 at 102      2,328,021
   AAA       3,000   Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                        6.50%, 1/01/10, FSA ............................................   1/02 at 100       3,192,540
                                                                                                          ------------
                                                                                                            11,351,467
                                                                                                          ------------
                     MISSISSIPPI--0.7%
   AAA       1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC .............    2/01 at 102      1,938,384
                                                                                                          ------------
                     NEVADA--7.1%
   AAA       4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC .........................          NA         4,415,640
   AAA       5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC ..........................          NA         5,525,970
                     Clark Cnty. Sch. Dist.,
   AAA       4,185      6.75%, 12/15/04+, FGIC .........................................          NA         4,813,713
   AAA       5,175      7.00%, 6/01/01+, MBIA ..........................................          NA         5,634,902
                                                                                                          ------------
                                                                                                            20,390,225
                                                                                                          ------------
                     NEW JERSEY--0.7%
   AAA       2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA .........  6/02 at 101.5      2,178,820
                                                                                                          ------------
                     NEW YORK--11.1%
   AAA       4,500   New York City, G.O., Ser. B, 6.95%, 8/15/04+, MBIA ................          NA         5,195,295
                     New York St. Env. Fac. Corp. P.C.R.,
   AAA       6,155      6.70%, 5/15/09 .................................................   11/04 at 102      7,029,010
   AAA       4,965      6.80%, 5/15/10 .................................................   11/04 at 102      5,688,401
                     New York St. Medicare Fac., AMBAC,
   AAA       9,715      6.60%, 2/15/05+ ................................................          NA        11,164,964
   AAA       2,695      6.625%, 2/15/05+ ...............................................          NA         3,101,056
                                                                                                          ------------
                                                                                                            32,178,726
                                                                                                          ------------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                           OPTION
            AMOUNT                                                                              CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS**    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     OHIO--6.0%
                     Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC,
   AAA     $ 6,495      6.50%, 1/01/11 .................................................    1/02 AT 102    $ 7,045,127
   AAA       5,505      6.50%, 1/01/02+ ................................................          NA         6,031,278
   AAA       3,900   Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/02+, MBIA ..........................................          NA         4,255,602
                                                                                                          ------------
                                                                                                            17,332,007
                                                                                                          ------------
                     OKLAHOMA--2.1%
   AAA       5,725   Oklahoma City Wtr. Util. Tr. Wtr. & Sewer Rev., Ser. B,
                        6.375%, 7/01/12, MBIA ..........................................    7/02 at 100      6,134,223
                                                                                                          ------------
                     PENNSYLVANIA--6.0%
   AAA       5,000   Dauphin Cnty. Gen. Auth. Rev., 6.25%, 7/01/08, MBIA ...............    7/02 at 102      5,390,200
   AAA       2,100   Philadelphia Wtr. &Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC .....   No Opt. Call      2,284,989
   AAA       6,005   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/10, AMBAC ...................    9/02 at 102      6,437,000
   AAA       3,000   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC .....................          NA         3,290,130
                                                                                                          ------------
                                                                                                            17,402,319
                                                                                                          ------------
                     RHODE ISLAND--4.6%
   AAA       2,390   Rhode Island Clean Wtr. Protn. Fin. Agcy., Wtr. P.C.R.,
                        Revolving Fd. Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA .......   10/02 at 102      2,644,726
   AAA      10,000   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Proj. Rev., Ser. A,
                        6.75%, 2/01/00+, AMBAC .........................................          NA        10,614,500
                                                                                                          ------------
                                                                                                            13,259,226
                     SOUTH CAROLINA--8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA      14,925      6.30%, 1/01/11, MBIA ...........................................    1/03 at 102     16,326,905
   AAA       7,900      6.50%, 1/01/11, FGIC ...........................................    1/01 at 102      8,447,707
                                                                                                          ------------
                                                                                                            24,774,612
                                                                                                          ------------
                     TEXAS--15.6%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA       7,475      6.00%, 5/15/00+ ................................................          NA         7,750,603
   AAA       1,055      6.00%, 5/15/10 .................................................    5/00 at 100      1,087,399
   AAA       1,580   Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 .....................    8/01 at 100      1,631,856
   AAA       2,500   Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC .    5/04 at 102      2,912,250
   AAA       8,000   El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC .....   No Opt. Call      8,552,640
                     Harris Cnty., Toll Road, FGIC,
   AAA       2,585      Ser. B, Zero Coupon, 8/15/08 ...................................   No Opt. Call      1,622,656
   AAA       6,310      Sr. Lien, Ser. A, 6.50%, 8/15/02+ ..............................          NA         6,978,608
   AAA       4,775      Sr. Lien, Ser. A, 6.50%, 8/15/11 ...............................    8/02 at 102      5,236,886
   AAA      10,440   Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ....   No Opt. Call      5,748,890
   AAA       1,840   North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA .................    6/03 at 100      2,014,818
   AAA       1,500   Texas Mun. Pwr. Agcy., Ser. A, 6.75%, 9/01/12, AMBAC ..............    9/01 at 102      1,624,125
                                                                                                          ------------
                                                                                                            45,160,731
                                                                                                          ------------
                     UTAH--1.2%
   AAA       1,450   Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA ............   10/04 at 101      1,586,228
   AAA       3,175   Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC .....   No Opt. Call      1,768,761
                                                                                                          ------------
                                                                                                             3,354,989
                                                                                                          ------------
                     VIRGINIA--3.6%
                     Peninsula Port. Auth., Riverside Hlth. Sys., MBIA,
   AAA       6,000      Proj. A, 6.625%, 7/01/10 .......................................    7/02 at 102      6,591,000
   AAA       3,380      Proj. B, 6.625%, 7/01/10 .......................................    7/02 at 102      3,712,930
                                                                                                          ------------
                                                                                                            10,303,930
                                                                                                          ------------


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                           OPTION
            AMOUNT                                                                              CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS**    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     WASHINGTON--5.6%
   AAA     $ 4,650   Port of Seattle Rev., 6.60%, 8/01/02+, MBIA .......................         NA       $  5,156,571
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA      12,905      Zero Coupon, 7/01/10, MBIA .....................................    No Opt. Call     7,232,994
   AAA       3,500      Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00+, FGIC .............         NA          3,766,735
                                                                                                          ------------
                                                                                                            16,156,300
                                                                                                          ------------
                     WISCONSIN--0.7%
   AAA       2,000   Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
                        Wausau Hosp. Inc., Ser. A, 6.625%, 2/15/01+, AMBAC .............         NA          2,162,180
                                                                                                          ------------
                     TOTAL INVESTMENTS--142.7% (cost $371,787,757) .....................                   412,007,820
                     Other assets in excess of liabilities--2.3% .......................                     6,673,828
                     Liquidation value of preferred stock--(45.0)% .....................                  (130,000,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $288,681,648
                                                                                                          ============

---------------

 *  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
 +  This bond is pre-refunded. See glossary for definition.
++  This bond contains embedded caps. See glossary for definition.



--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

      AMBAC -- American Municipal Bond Assurance Corporation
 CONNIE LEE -- College Construction Loan Insurance Association
     C.O.P. -- Certificate of Participation
       FGIC -- Financial Guaranty Insurance Company

       FNMA -- Federal National Mortgage Association
        FSA -- Financial Security Assurance, Inc.
       G.O. -- General Obligation Bond
       MBIA -- Municipal Bond Insurance Association
     P.C.R. -- Pollution Control Revenue
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $371,787,757)
  (Note 1) ..............................   $412,007,820

Interest receivable .....................      7,569,265
Prepaid assets ..........................         32,467
                                            ------------
                                             419,609,552
                                            ------------
LIABILITIES
Due to custodian ........................        553,707
Investment Advisory fee payable (Note 2)         120,846
Dividends payable--preferred stock ......        101,669
Administration fee payable (Note 2) .....         34,528
Other accrued expenses ..................        117,154
                                            ------------
                                                 927,904
                                            ------------
NET INVESTMENT ASSETS ...................   $418,681,648
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ..................   $    258,856
    Paid-in capital in excess of par ....    239,833,688
  Preferred stock (Note 4) ..............    130,000,000
                                            ------------
                                             370,092,544
  Undistributed net investment income ...      8,720,935
  Accumulated net realized loss .........       (351,894)
  Net unrealized appreciation ...........     40,220,063
                                            ------------
  Net investment assets, June 30, 1998 ..   $418,681,648
                                            ============
  Net assets applicable to
    common shareholders .................   $288,681,648
                                            ============
Net asset value per common share:
  ($288,681,648 / 25,885,639 shares of
  common stock issued and outstanding) ..         $11.15
                                                  ======




--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............  $12,271,967
                                             -----------
Expenses
  Investment advisory .....................      730,210
  Administration ..........................      208,631
  Auction agent ...........................      161,000
  Custodian ...............................       53,000
  Reports to shareholders .................       42,000
  Directors ...............................       27,000
  Audit ...................................       21,000
  Transfer agent ..........................       16,000
  Legal ...................................        7,000
  Miscellaneous ...........................       82,566
                                             -----------
  Total expenses ..........................    1,348,407
                                             -----------
Net investment income .....................   10,923,560
                                             -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments ..........       16,839
Net change in unrealized appreciation on
  investments .............................   (1,856,728)
                                             -----------
Net loss on investments ...................   (1,839,889)
                                             -----------



NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS ........  $ 9,083,671
                                             ===========



See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS          YEAR
                                                                                            ENDED            ENDED
                                                                                          JUNE 30,       DECEMBER 31,
                                                                                            1998             1997
                                                                                         -----------      -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income ...........................................................     $ 10,923,560     $ 21,724,960
  Net realized gain (loss) on investments .........................................           16,839          (45,924)
  Net change in unrealized appreciation on investments ............................       (1,856,728)       7,582,696
                                                                                        ------------     ------------
  Net increase in net investment assets resulting from operations .................        9,083,671       29,261,732
                                                                                        ------------     ------------
Dividends:
  To common shareholders from net investment income ...............................       (8,088,608)     (16,177,257)
  To preferred shareholders from net investment income ............................       (2,275,106)      (4,592,916)
                                                                                        ------------     ------------
                                                                                         (10,363,714)     (20,770,173)
                                                                                        ------------     ------------
    Total increase (decrease) .....................................................       (1,280,043)       8,491,559
                                                                                        ------------     ------------
NET INVESTMENT ASSETS
Beginning of period ...............................................................      419,961,691      411,470,132
                                                                                        ------------     ------------
End of period .....................................................................     $418,681,648     $419,961,691
                                                                                        ============     ============



                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED DECEMBER 31,
                                                   JUNE 30,    ----------------------------------------------------
                                                     1998       1997       1996        1995       1994        1993
                                                     -----      ----       ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............  $ 11.20    $ 10.87    $ 11.02      $ 9.73     $ 11.18     $ 9.93
                                                   -------    -------    -------      ------     -------     ------
  Net investment income .........................     0.42       0.84       0.83        0.84        0.82       0.83
   Net realized and unrealized gain (loss) on
    investments .................................    (0.07)      0.29      (0.18)       1.27       (1.48)      1.18
                                                   -------    -------     -------     ------     -------     ------
Net increase (decrease) from
  investment operations .........................     0.35       1.13       0.65        2.11       (0.66)      2.01
                                                   -------    -------     -------     ------     -------     ------
Dividends from net investment income to:

  Preferred shareholders ........................    (0.09)     (0.18)     (0.18)      (0.20)      (0.14)     (0.12)
  Common shareholders ...........................    (0.31)     (0.62)     (0.62)      (0.62)      (0.62)     (0.63)
Distributions from net realized
  gain on investments to:
  Preferred shareholders ........................       --         --         --          --       (0.01)        **
  Common shareholders ...........................       --         --         --          --       (0.02)     (0.01)
                                                   -------    -------    -------      ------     -------     ------
 Total dividends and distributions ..............    (0.40)     (0.80)     (0.80)      (0.82)      (0.79)     (0.76)
                                                   -------    -------    -------      ------     -------     ------
Net asset value, end of period* .................  $ 11.15    $ 11.20    $ 10.87     $ 11.02      $ 9.73    $ 11.18
                                                   =======    =======    =======     =======      ======    =======
Market value, end of period* ....................  $ 11.06    $ 11.00    $ 10.13     $ 10.00      $ 8.50    $ 10.50
                                                   =======    =======    =======     =======      ======    =======
TOTAL INVESTMENT RETURN+ ........................     3.47%     15.22%      7.59%      25.31%     (13.38%)    12.99%
                                                   =======    =======    =======     =======      ======    =======
RATIOSTOAVERAGENETASSETS OF
   COMMON SHAREHOLDERS:++
Expenses ........................................     0.94%+++   0.94%      0.97%       0.96%       1.04%      0.96%
Net investment income before preferred
  stock dividends ...............................     7.61%+++   7.66%      7.66%       7.97%       7.99%      7.75%
Preferred stock dividends .......................     1.59%+++   1.62%      1.61%       1.87%       1.44%      1.15%
Net investment income available to
  common shareholders ...........................     6.02%+++   6.04%      6.05%       6.10%       6.55%      6.60%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ................................ $289,568    $283,531  $281,521    $272,868    $265,851   $275,162
Portfolio turnover                                       0%          1%        1%          1%         31%         1%
Net assets of common shareholders,
  end of period (in thousands) .................. $288,682    $289,962  $281,470    $285,226    $251,856   $289,449
Preferred stock outstanding (in thousands) ...... $130,000    $130,000  $130,000    $130,000    $130,000   $130,000
Asset coverage per share of preferred stock,
  end of period# ................................ $ 80,516    $ 80,762  $ 79,129    $ 79,851    $146,868   $161,327

------------------

  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. ** Actual amount paid to preferred shareholders was $0.0013 per common share.

  #  A stock split occurred on July 24, 1995 (Note 4).

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions.

 ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

+++  Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &        The BlackRock  Insured  Municipal  Term Trust Inc.
ACCOUNTING                    (the  "Trust"),  was organ-  ized in  Maryland  on
POLICIES                      December  23,  1991 as a  diversified,  closed-end
                              management   investment   company.   The   Trust's
investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
                              "Adviser"), a wholly-owned corporate subsidiary of
BlackRock Advisors, Inc., an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3.  PORTFOLIO            Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term  investments,  for the six
                              months ended June 30, 1998  aggregated  $1,611,045
                              and $3,475,205, respectively.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $40,220,063.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of $368,733 of which $322,809 will expire in 2003 and $45,924 will expire in 2004. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE 4. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized. Of the 25,885,639 common shares outstanding at June 30, 1998, the Adviser owned 10,583 shares. As of June 30, 1998, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M-7 and M-28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992 the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 4.10% for the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.



NOTE 5. DIVIDENDS             Subsequent   to  June  30,  1998,   the  Board  of
                              Directors  of the Trust  declared  dividends  from
undistributed earnings of $0.05208 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 through July 31, 1998, dividends declared on preferred shares totalled $327,704 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect three Directors as follows:

         DIRECTOR                                                        CLASS             TERM           EXPIRING
         --------                                                        -----             -----           -------
         Andrew F. Brimmer ...........................................    III             3 years           2001
         Kent Dixon ..................................................    III             3 years           2001
         Laurence D. Fink ............................................    III             3 years           2001

         Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Grosfeld, James Clayburn La Force, Jr., Walter Mondale and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998. Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
         Andrew F. Brimmer ........................................   22,805,935             0             276,201
         Kent Dixon ...............................................   22,830,933             0             251,203
         Laurence D. Fink .........................................   22,843,305             0             238,831
         Ratification of Deloitte & Touche LLP ....................   22,566,017          115,619          400,500

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end and equity bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY
DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSUREDMUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price, the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

EMBEDDED CAPS:                     Also known as additional  interest  municipal
                                   bonds.   These  securities  are  intended  to
                                   protect  the  income  that  the  Trust  earns
                                   through leverage from significant increase in
                                   short-term  rates.  The coupon on these bonds
                                   will  increase  if   short-term   rates  rise
                                   significantly.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust, plus income accrued on its investment,
                                   minus  any  liabilities   including   accrued
                                   expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:                These  securities are  collateralized  by the
                                   U.S. Government  securities which are held in
                                   escrow  and  are  used to pay  principal  and
                                   interest  on  the  tax-exempt  issue  and  to
                                   retire   the   bond  in  full  at  the   date
                                   indicated, typically at a premium to par.

---------------------------------------------------------------------------------------------------------------------------
                                        BLACKROCK FINANCIAL MANAGEMENT, INC.
                                            SUMMARY OF CLOSED-END FUNDS
---------------------------------------------------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09




TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                   12/10



      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-----------
BLACKROCK
-----------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                                New York, NY10019
                                 (800) 227-7BFM



[Logo] Printed on recycled paper                                     092474 10 5
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THE BLACKROCK
INSURED MUNICIPAL
TERM TRUST INC.
=======================
SEMI-ANNUAL REPORT
JUNE 30, 1998




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